THE NEW SOUTH AFRICA FUND, INC.

                               SEMI-ANNUAL REPORT
                                AUGUST 31, 1997
                                  (UNAUDITED)

THE NEW SOUTH AFRICA FUND INC.
OBJECTIVE
--------------------------------------------------------------------------------
The New South Africa Fund Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments principally in securities of issuers in the Republic of South Africa ("South Africa"), as well as, to a lesser extent, in other countries in the Southern African region. Under normal cir cumstances, the Fund will invest at least 80% of its assets in securities of South African issuers, including at least 65% of its assets in equity securities of South African issuers. The Fund may also invest up to 35% of its assets in fixed income securities.

MANAGEMENT
--------------------------------------------------------------------------------
Fleming International Asset Management Limited ("FIAM") is the investment management company appointed to advise on and manage the Fund's portfolio. The Investment Adviser is an affiliate of Robert Fleming Holdings Limited, which manages over $99 billion in assets worldwide. Effective April 3, 19 97, Raymond Goldblatt has principal responsibility for recommending the purchase and sale of investment securities by the Fund to the Fund's investment adviser, FIAM, which has sole investment discretion with respect to the Fund's assets. Mr. Goldblatt is Chief Executive Officer of Fleming Martin Asset Management, an affiliate of FIAM, and has 12 years of investment management experience.

MARKET INFORMATION
--------------------------------------------------------------------------------
The Fund is listed on the New York Stock Exchange (symbol "NSA"). THE SHARE PRICE IS PUBLISHED IN: The New York Times (daily) under the designation "NwSAfr" and The Wall Street Journal (daily), and Barron's (each Monday) under the designation "NewSoAfrFd".

THE NET ASSET VALUE PER SHARE IS PUBLISHED UNDER "CLOSED END FUNDS" each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL AND BARRON'S.

THE NEW SOUTH AFRICA FUND INC.
DIRECTORS AND ADMINISTRATION
--------------------------------------------------------------------------------
OFFICERS AND DIRECTORS  Iain O.S. Saunders - President, Treasurer
                         and Chairman of the Board of Directors
                        Anton Dirk Botha - Director
                        Arthur Levy - Director
                        Dr. Nthato H. Motlana - Director
                        Arnold Witkin - Director
                        Ann Cranmer - Vice President
                        Raymond Goldblatt - Vice President
                        Linda Field - Secretary

INVESTMENT ADVISER      Fleming International Asset
                         Management Limited
                        25 Copthall Avenue
                        London EC2R 7DR
                        England

ADMINISTRATOR           Bear Stearns Funds Management Inc.
                        245 Park Avenue
                        New York, NY 10167 U.S.A.

CUSTODIAN               Custodial Trust Company
                        101 Carnegie Center
                        Princeton, NJ 08540 U.S.A.

INDEPENDENT ACCOUNTANTS Price Waterhouse LLP
                        1177 Avenue of the Americas
                        New York, NY 10036 U.S.A.

LEGAL COUNSEL           Baker & McKenzie
                        805 Third Avenue
                        New York, NY 10022
                        U.S.A.

REGISTRAR, TRANSFER     PNC Bank, N.A.
AGENT &                 Bellevue Corporate Center
DIVIDEND PAYING AGENT   400 Bellevue Parkway Mail Stop 400 0202
                        Wilmington, DE 19809
                        U.S.A.

THE NEW SOUTH AFRICA FUND
HIGHLIGHTS OF THE PERIOD (UNAUDITED)
--------------------------------------------------------------------------------
AT AUGUST 31, 1997

                                                   US $
                                                   ----
Net Assets                                     82,944,606

Net Asset Value ("NAV") per Share                   18.35
Market Price on New York Stock Exchange             15.38
Discount to NAV                                     16.21%

PERFORMANCE FROM MARCH 11, 1994* TO AUGUST 31, 1997

Total Return based on Market Price                 22.86%+
Total Return based on NAV                          48.66%+
Johannesburg Stock Exchange ("JSE") All Share      36.48%++
  Index

----------
*    Commencement of operations.
+ Assumes reinvestment of dividends in accordance with the Fund's Dividend Reinvestment and Cash Purchase Plan.
++ The JSE All Share Index excludes reinvestment of dividends on the underlying securities. In addition, the JSE All Share Index is unmanaged.



                   NAV & MARKET PRICE VS. JSE ALL SHARE INDEX


                  JSE          NAV         Market
                Inception     Inception   Inception
                to Date       to Date     to Date
   Date         Return        Return      Return
   ----         ------        ------      ------
 03/11/94       100.00%      100.00%      100.00%
 03/18/94       100.08%       99.85%       92.29%
 03/25/94        96.03%       99.93%       94.09%
 03/31/94        87.91%       98.84%       85.13%
 04/08/94        85.87%       96.66%       85.13%
 04/15/94        81.37%       92.44%       80.65%
 04/22/94        90.42%       99.49%       89.61%
 04/29/94       101.45%      108.36%       97.67%
 05/06/94        99.65%      105.60%       88.71%
 05/13/94        99.00%      104.72%       91.40%
 05/20/94        97.34%      102.62%       86.02%
 05/27/94        98.39%      104.00%       87.81%
 05/31/94        98.39%      104.94%       89.61%
 06/03/94       100.65%      105.81%       89.61%
 06/10/94       102.96%      106.83%       92.29%
 06/17/94       106.30%      109.59%       97.67%
 06/24/94       103.42%      109.74%       93.19%
 06/30/94        99.21%      104.36%       90.50%
 07/01/94        99.26%      104.22%       91.40%
 07/08/94        99.54%      104.29%       88.71%
 07/15/94       109.36%      111.99%       91.40%
 07/22/94       105.73%      109.52%       94.09%
 07/29/94       106.78%      109.08%       92.29%
 08/05/94       109.63%      112.57%       89.61%
 08/12/94       112.21%      113.81%       92.29%
 08/19/94       113.72%      115.41%       93.19%
 08/26/94       113.13%      113.81%       94.98%
 08/31/94       113.39%      114.83%       92.29%
 09/02/94       114.59%      115.12%       91.40%
 09/09/94       115.87%      116.72%       92.29%
 09/16/94       115.78%      117.51%       93.19%
 09/23/94       116.92%      118.02%       94.09%
 09/30/94       116.53%      118.31%       94.09%
 10/07/94       117.53%      119.48%       94.09%
 10/14/94       120.32%      122.24%       98.57%
 10/21/94       128.15%      128.71%      103.05%
 10/28/94       125.55%      127.18%      103.05%
 10/31/94       124.66%      127.18%      101.25%
 11/04/94       125.80%      127.91%      102.15%
 11/11/94       125.57%      127.91%      103.05%
 11/18/94       125.89%      129.14%      101.25%
 11/25/94       122.88%      126.38%       97.67%
 11/30/94       122.47%      127.25%      100.36%
 12/02/94       122.00%      126.60%      100.36%
 12/09/94       120.14%      124.71%      100.36%
 12/16/94       123.12%      127.91%      103.94%
 12/23/94       124.22%      131.10%      106.24%
 12/30/94       126.21%      131.41%      107.19%
 01/06/95       124.38%      130.18%      107.19%
 01/13/95       118.33%      124.25%      104.35%
 01/20/95       114.70%      121.25%       95.81%
 01/27/95       111.75%      118.87%       93.91%
 01/31/95       107.93%      115.87%       92.96%
 02/03/95       115.16%      122.64%       99.60%
 02/10/95       115.57%      123.18%       99.60%
 02/17/95       115.32%      123.02%       96.76%
 02/24/95       117.07%      123.64%      101.50%
 02/28/95       115.39%      122.25%      101.50%
 03/03/95       118.19%      125.41%      102.45%
 03/10/95       124.27%      132.64%      107.19%
 03/17/95       129.07%      136.18%      107.19%
 03/24/95       126.89%      133.87%      109.09%
 03/31/95       129.39%      136.25%      108.14%
 04/07/95       133.04%      139.02%      107.19%
 04/13/95       130.20%      136.64%      108.14%
 04/21/95       131.54%      137.79%      111.94%
 04/28/95       132.75%      138.72%      110.04%
 04/30/95       132.75%      138.72%      110.04%
 05/05/95       135.33%      140.64%      112.88%
 05/12/95       133.53%      139.64%      110.99%
 05/19/95       130.89%      136.95%      108.14%
 05/26/95       131.61%      137.95%      108.14%
 05/31/95       130.15%      137.79%      110.04%
 06/02/95       131.76%      138.64%      107.19%
 06/09/95       130.02%      136.95%      107.19%
 06/16/95       129.96%      136.95%      107.19%
 06/23/95       132.65%      139.64%      107.19%
 06/30/95       130.65%      138.10%      109.09%
 07/07/95       131.09%      138.33%      108.14%
 07/14/95       131.00%      138.33%      108.14%
 07/21/95       130.93%      137.64%      108.14%
 07/28/95       130.98%      137.72%      108.14%
 07/31/95       131.65%      138.25%      107.19%
 08/04/95       134.12%      140.49%      109.09%
 08/11/95       134.27%      140.56%      108.14%
 08/18/95       134.04%      140.49%      107.19%
 08/25/95       133.40%      139.79%      107.19%
 08/31/95       132.93%      140.25%      107.19%
 09/01/95       132.92%      140.25%      107.19%
 09/08/95       133.87%      141.33%      107.19%
 09/15/95       135.43%      142.64%      109.09%
 09/22/95       136.08%      143.33%      109.09%
 09/29/95       135.83%      143.66%      109.99%
 10/06/95       137.26%      144.59%      109.99%
 10/13/95       139.02%      146.22%      110.95%
 10/20/95       140.24%      147.93%      114.77%
 10/27/95       139.00%      147.54%      111.90%
 10/31/95       139.15%      147.77%      111.90%
 11/03/95       140.57%      148.78%      113.82%
 11/10/95       145.19%      152.19%      116.69%
 11/17/95       144.72%      152.19%      116.69%
 11/24/95       143.65%      150.95%      115.73%
 11/30/95       142.72%      150.41%      117.64%
 12/01/95       142.78%      150.41%      116.69%
 12/08/95       148.42%      155.22%      119.55%
 12/15/95       148.58%      156.77%      117.64%
 12/22/95       149.88%      158.17%      120.51%
 12/29/95       149.75%      159.04%      119.20%
 12/31/95       149.77%      159.04%      119.20%
 01/05/96       157.65%      166.93%      125.16%
 01/12/96       162.27%      171.12%      130.13%
 01/19/96       163.89%      171.44%      139.07%
 01/26/96       166.92%      173.13%      141.06%
 01/31/96       165.01%      170.96%      137.08%
 02/02/96       168.05%      171.85%      143.04%
 02/09/96       165.26%      169.91%      138.08%
 02/16/96       155.79%      162.82%      133.11%
 02/23/96       154.29%      159.36%      124.17%
 02/29/96       151.68%      156.11%      122.18%
 03/01/96       150.49%      155.41%      123.18%
 03/08/96       149.76%      154.93%      118.21%
 03/15/96       149.79%      153.88%      120.20%
 03/22/96       149.77%      153.72%      123.18%
 03/29/96       148.63%      152.03%      121.19%
 04/04/96       143.26%      145.90%      117.22%
 04/12/96       140.20%      143.89%      113.24%
 04/19/96       143.75%      145.98%      113.24%
 04/26/96       138.97%      141.71%      114.24%
 04/30/96       141.23%      143.89%      113.24%
 05/03/96       138.42%      140.51%      113.24%
 05/10/96       134.94%      135.35%      109.27%
 05/17/96       137.12%      137.61%      111.26%
 05/24/96       134.47%      135.59%      109.27%
 05/31/96       137.40%      138.41%      107.28%
 06/07/96       136.79%      137.69%      107.28%
 06/14/96       137.18%      139.30%      106.29%
 06/21/96       137.73%      139.38%      108.27%
 06/28/96       139.58%      141.55%      109.27%
 07/05/96       139.47%      141.15%      110.26%
 07/12/96       135.07%      135.91%      111.26%
 07/19/96       135.53%      136.80%      107.28%
 07/26/96       130.65%      131.40%      104.30%
 07/31/96       128.12%      128.50%      103.31%
 08/02/96       131.05%      131.24%      103.31%
 08/09/96       128.90%      128.90%      103.31%
 08/16/96       125.56%      123.83%      103.31%
 08/23/96       126.94%      124.88%       99.33%
 08/30/96       130.63%      128.82%      100.33%
 09/06/96       131.99%      131.64%      102.31%
 09/13/96       133.92%      135.11%      102.31%
 09/20/96       134.98%      136.72%      106.29%
 09/27/96       134.05%      135.75%      108.27%
 09/30/96       132.80%      134.54%      107.28%
 10/04/96       135.59%      137.04%      111.26%
 10/11/96       136.18%      139.54%      109.27%
 10/18/96       134.80%      136.72%      108.27%
 10/25/96       132.68%      134.54%      106.29%
 10/31/96       130.23%      132.29%      102.31%
 11/01/96       130.52%      132.45%      103.31%
 11/08/96       126.57%      128.42%      101.32%
 11/15/96       128.44%      130.52%      103.31%
 11/22/96       127.77%      129.79%      102.31%
 11/29/96       127.57%      129.79%      103.31%
 12/06/96       124.11%      126.57%      100.33%
 12/13/96       122.45%      122.46%       99.33%
 12/20/96       122.41%      125.12%       99.33%
 12/27/96       123.37%      126.06%      100.89%
 12/31/96       124.53%      127.52%      101.89%
 01/03/97       123.03%      126.22%      100.89%
 01/10/97       124.96%      133.27%      107.88%
 01/17/97       127.94%      132.46%      102.89%
 01/24/97       127.11%      132.14%      105.88%
 01/31/97       128.34%      132.78%      106.88%
 02/07/97       135.86%      140.32%      111.88%
 02/14/97       139.40%      143.32%      112.88%
 02/21/97       139.38%      143.64%      113.87%
 02/28/97       139.81%      142.26%      111.88%
 03/07/97       138.85%      142.10%      111.88%
 03/14/97       140.82%      144.77%      113.87%
 03/21/97       140.57%      144.86%      114.87%
 03/28/97       140.87%      145.26%      114.87%
 03/31/97       140.71%      145.26%      114.87%
 04/04/97       139.41%      145.02%      115.87%
 04/11/97       138.37%      144.29%      115.87%
 04/18/97       138.39%      144.37%      114.87%
 04/25/97       139.54%      146.72%      115.87%
 04/30/97       140.54%      147.45%      115.87%
 05/02/97       140.79%      147.61%      116.87%
 05/09/97       141.16%      148.26%      118.87%
 05/16/97       139.92%      148.50%      118.87%
 05/23/97       138.68%      147.93%      118.87%
 05/30/97       137.78%      146.64%      118.87%
 06/06/97       141.99%      152.23%      119.87%
 06/13/97       141.59%      153.85%      122.86%
 06/20/97       140.61%      154.74%      124.86%
 06/27/97       143.79%      156.52%      127.86%
 06/30/97       143.41%      155.87%      129.86%
 07/04/97       142.66%      156.93%      131.85%
 07/11/97       141.74%      155.47%      128.86%
 07/18/97       142.54%      154.82%      128.86%
 07/25/97       143.02%      155.47%      128.36%
 07/31/97       142.27%      155.31%      127.86%
 08/01/97       141.00%      154.25%      122.37%
 08/08/97       142.69%      156.12%      125.37%
 08/15/97       139.16%      152.15%      124.37%
 08/22/97       137.24%      149.23%      121.87%
 08/31/97       136.48%      148.66%      122.86%

Past performance is not predictive of future performance.

THE NEW SOUTH AFRICA FUND
MAJOR EQUITY HOLDINGS (unaudited)
--------------------------------------------------------------------------------
At August 31, 1997


                                                               Percentage of
                                                                 Net Assets
                                                                 ----------

SASOL LTD.                                                            4.1
       Converts coal into fuels and  chemicals.  It also owns 64%
       of Natref, a crude oil refinery with Total of France.  Its plants  produce  approximately  45% of South Africa's fuel requirements and most of its petrochemical  feedstocks. It is also a large exporter of chemical  products.  Sasol has
       significant   rand  hedge   qualities  as  its  costs  are
       denominated in rand but its revenues are in dollars.

NBS HOLDINGS LTD.                                                     3.9
       A niche  bank and  financial  services  company.  Its core business  is  savings  and  loans  and it also  has a fast growing life  insurance  company.  Recently it merged with
       the  Board  of  Executors   to  form  a  large   financial
       conglomerate.

THE BIDVEST GROUP LTD.                                                3.4
       A company that distributes food and allied products to the
       catering   business.   In  addition,   it  supplies  towel
       cabinets, soap dispensers and sanitary disposal equipment.
       It also manufactures staples and adhesive tapes.

REMBRANDT GROUP LTD.                                                  3.3
       An industrial holding company with interests in the tobacco business, medical services, wine and spirits and forestry and mining.

LIBERTY LIFE ASSOCIATION OF AFRICA LTD.                               3.2
       The third largest life insurance office in South Africa in terms  of  assets,  but is  the  largest  listed  insurer.
       Strategic   investments  include  holdings  in  The  South
       African  Breweries Ltd. and Standard Bank Investment Corp.
       Ltd.

THE NEW SOUTH AFRICA FUND INC.
MAJOR EQUITY HOLDINGS (UNAUDITED) (CONTINUED)
-----------------------------------------------------------------
                                                               Percentage of
                                                                 Net Assets
                                                                 ----------

PERSETEL HOLDINGS LTD.                                                3.1

       Engaged in the marketing and support of computer hardware, software and network systems in all segments of the information technology field in South Africa. It also has operations in Germany.

PROTEA FURNISHERS LTD.                                                3.0

       A niche furniture and appliance retailer operating three different chains. It has approximately 140 stores in South
       Africa and 54 outlets in the neighboring states.

JD GROUP LTD.                                                         3.0

       A large South African retailer specializing in furniture, appliances and the audio market. It sells primarily on credit and operates under six different brand names.

THE TONGAAT-HULETT GROUP LTD.                                         3.0

       A holding company for a diverse group of businesses. It is a large producer of sugar. Subsidiaries, Toncoro manufactures facebrick, Hulett Aluminium produces semi-fabricated aluminium product and African Products makes starch and glucose for use in the food beverage and packaging industries.

DE BEERS CONSOLIDATED MINES LTD.                                       2.9

       Comprised of two companies: De Beers, which owns diamond mines in the Republic of South Africa and an investment portfolio including a 38% stake in Anglo American Corporation of South Africa Ltd., and Centenary, which houses the Central Selling Organization through which a majority of the world's gem diamonds are sold.

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT
--------------------------------------------------------------------------------
                                                                OCTOBER 14, 1997

DEAR SHAREHOLDERS,
The New South Africa Fund Inc. ("NSA" or the "Fund") has been in existence for three-and-a-half years, having listed in March 1994. Since inception, the net asset value ("NAV") of the Fund (assuming reinvestment of all distributions) has risen by 48.66% against 36.48% for the Johannesburg Stock Ex change ("JSE") All Share Index.

MARKET ENVIRONMENT
The  following  table   summarizes  key  indicators   pertinent  to  the  Fund's
performance over the past six months.

                                                 August 31,  February 28,    %
                                                   1997         1997      Change
                                                   ----         ----      ------

NAV (US $) ................................        18.35        17.56      4.50
Price (US $) ..............................        15.38        14.00      9.82
Discount (%) ..............................        16.21        20.27      --
SOUTH AFRICA
Rand vs US $ ..............................         4.69         4.48     (4.69)
JSE All Share Index
(local) ...................................        7,307        7,145     (2.22)
(US $) ....................................        1,557        1,595     (2.38)
Three months bankers'
   acceptance rate (%) ....................        15.00        16.00     (6.25)
Yield on benchmark long
   bond (R150) (%) ........................        14.22        14.96     (4.95)
ZIMBABWE
Industrial Index (local) ..................       10,905       10,700      1.92
Industrial Index (US $) ...................        916.8          958     (4.30)
BOTSWANA
Share Index (local) .......................       749.08       374.46    100.04
Share Index (US $) ........................       202.25       105.22     92.22

The JSE All Share Index (the "Index") fell 2.38% in dollar terms over the period under review, closing at 7,307 on August 31, 1997 after reaching a high of 7,617 on August 7, 1997. The Index dropped by over 4% between these two dates when it became apparent that the Reserve Bank intended to mainta in the high current interest rates for longer than the market had been anticipating. In addition, gold shares on the JSE board were down-

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT (continued)
--------------------------------------------------------------------------------
rated as gold continued its dismal performance, falling from $370/oz. to around $320/oz. between February and August. Despite the momentum of this market being temporarily halted by frustrated interest rate expectations, the fundamental outlook remains good, and it may be expected to rise as soon as players gain a clearer notion of monetary easing.

After strengthening in the first quarter by over 5% against the US dollar, the South African currency resumed its downward trend to around R4.70 to the dollar where it has tended to find some support. However, it is expected to depreciate steadily over the next few months, and is forecast to trade at around R4.80 at the 1997 year-end, and around R5.15 by year-end 1998. The Fund has its cash in dollar deposits.

ECONOMY

The South African economy is pausing for breath, with most economists forecasting real 1997 GDP growth at below 2%, down from last year's 3.12%. Non-primary GDP grew by 2.2% in 1997 (year on year), whereas headline GDP came in at 1.7%; this reflects agriculture's poor performance, which has depressed GDP figures this year. By contrast, manufacturing volumes were up 8.9% in April, which helped to buoy second quarter growth. However, manufacturing growth has since subsided and is expected to trend downwards in line with weaker consumer demand. The current account of the balance of payments improved in response to the correction in the rand last year, and its deficit is likely to amount to about 1% of GDP this year. Short-term inflows have also been substantial this year, attracted by favorably high interest rates. Inflation is also on a downward trend, and is forecast to drop to around 7.5% by December from its present reading of 9.1%.

INTEREST RATES

All that is favorable and unfavorable in the economy may be traced to the particularly high real interest rates in the country at present. Those insisting on lower interest rates argue that current levels are excessively punitive, and that the economy is headed for a recession if rates aren't eased soon. They fear that mistiming of monetary easing will introduce unnecessary volatility into our business cycle, with the economy entering a prolonged phase of boom-and-bust cycles. A negative first quarter GDP figure of 0.9% (quarter-on-quarter annualized) gave credence to this view, the release of which intensified the call for lower rates.

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT (continued)
--------------------------------------------------------------------------------

This camp also cites the need to stimulate investment, which is discouraged by the high prime rate of 20.25%. Indeed, with inflation on a downward trend, monetary policy will become effectively tighter even if the bank rate is not cut. In other words, even if nominal rates are cut, real interest rates will remain high. On this view, there is scope for monetary easing.

The main function of the South African Central Bank (SARB) is to protect the value of the currency and to fight inflation. Since Dr. Stals took office as governor of the SARB in 1989, a secular downward shift in inflation has been achieved by a strict regime of high real interest rates. Dr. Stals' resolve on high rates stems from a longer-term view of the economy. Indeed, lower rates should stimulate investment in the short-term, but the flip side is that the savings rate in the country is still too low. Savings and foreign inflows finance investment. Hence the need to maintain the current monetary stance.

The Reserve Bank has resisted calls to lower real interest rates and was in part vindicated by the second quarter (quarter on quarter) real GDP figure of 2.6%, which showed the economy to be more robust than expected. However, there are signs of the economy slowing down again in the third quarter. In a recent speech, Dr. Stals outlined six guidelines as a basis for monetary policy, none of which were indicators of economic growth. Money supply and credit extension to the private sector remain some of the key indicators monitored by the Reserve Bank, notwithstanding the recent structural changes that might have distorted their usefulness as economic barometers.

The good news is that these two indicators have been moving in the right direction over the past few months. If they continue to move downwards (as we expect) towards the Reserve Bank's guidelines of 10% and 12% respectively, coupled with the continued softening in economic activity, a 100 basis points cut in rates can be expected towards the end of the fourth quarter.

THE ASIAN CURRENCY DEBACLE

When the Mexican peso fell early in 1995, many emerging markets around the world took a tumble along with Mexico's. This phenomenon was termed the "tequila effect", and referred to the action of investors who took fright from all markets with a similar risk to Mexico's. Investors closed their

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT (continued)
--------------------------------------------------------------------------------

positions in emerging markets by selling their holdings, thereby depressing prices. With Southeast Asia (especially Thailand, Malaysia, Indonesia and the Philippines) now in financial turmoil, some analysts are wondering whether there is an eastern flavored "tequila effect" in the offing.

Investors in South Africa can take heart from the fact that economic fundamentals in South Africa are sounder than those reigning in South East Asia when their currencies collapsed. Elements common to the South East Asian countries whose currencies were battered included a managed exchange rate regime, large current account deficits (+ 8% of GDP in Thailand and Malaysia), weak banking systems and excessive credit extension. In South Africa, the rand is allowed to float, and the current account deficit amounted to about 1.5% in 1996. The quality of the banking system is comparable to that of any first world country. In this respect, the country is in a comparatively sound position.

This is not to say that the South African currency is immune from speculative attack or disinvestment by foreigners. Worrisome risk factors still prevail, foremost of which are the inflation differential between South Africa and its trading partners, and the huge exposure of the Reserve Bank to th e forward exchange market. A lack of confidence in the government's ability to run a tight fiscal policy and to combat crime should continue to confine the greatest portion of foreign investment to the short-term. This should correct over time assuming success of the Government's policies.

THE PORTFOLIO
At August 31, 1997 the Fund held 88.0% of its net assets in equities of which 79.3% was invested in South Africa, 7.7% in Zimbabwe and 1.0% in Botswana. There was also a 7.1% holding in South African bonds in the expectation of lower interest rates in the latter stages of 1997 and into 1998. Over the reporting period the Fund has had a change in focus, concentrating more heavily on the financial sector and moving away from the larger market capitalization mining producers and industrials. This had a favorable impact on the Fund's performance as the JSE financials returned 13.6% in US dollar terms over the last six months, while the Index returned negative 2.4% over the same period.

The Fund will continue to underweight the mining sector in favor of its current mix, viz. 23.4% financials and 52.5% industrials. The intention of

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT (continued)
--------------------------------------------------------------------------------

the Fund is to pick long-term winners based on sustainability of earnings growth. However, in the South African context, the price earnings ratios of these "growth" shares such as the niche banks (Coronation Holdings Ltd. and Investec Group Ltd.) and the information technology shares (Persetel Holdings Ltd.), are high. The ideal would be to select shares based on the philosophy of "growth at a reasonable price." This gives one scope to pay a high price earnings ratio for a share with above market growth as well as to choose shares that represent good "value". The Fund has tried to balance the highly rated shares with recovery situations, such as Plate Glass and Shatterprufe Industries Ltd. Over the longer term, industrials are expected to outperform the cyclical nature of the mining shares.

Since the Fund's annual report in February, the major changes have been the trimming of its holding in De Beers Consolidated Mines Ltd., The Tongaat-Hulett Group Ltd. and Anglo American Corporation of South Africa Ltd. The niche bank exposure was boosted by the purchase of Investec Group Ltd. and C oronation Holdings Ltd., while Standard Bank Investment Corp. Ltd. - the larger commercial bank - was sold. The Zimbabwean component of the Fund was increased with investments in the leisure industry, breweries and the merchant banking sectors.

In line with our fundamental economic viewpoint we anticipate the Fund to be fully invested by year end.

We appreciate your interest and continued support of the Fund.

Respectfully submitted,

/s/Iain O.S. Saunders
Iain O.S. Saunders
President, Treasurer and
Chairman of the Board of Directors

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
At August 31, 1997

                                                                          MARKET
                                                                          VALUE
DESCRIPTION                                              SHARES            US $
-----------                                              ------            ----

COMMON STOCKS - 87.99%

BOTSWANA - 1.04%

BEVERAGES & HOTELS - 0.96%
   Sechaba Investment Trust Co. Ltd.                     610,800         793,063
                                                                        --------
COMMERCIAL BANKS - 0.08%
   Barclays Bank of Botswana Ltd.*                         5,000          22,992
   Standard Chartered Bank Botswana Ltd.                  10,000          44,632
                                                                        --------
                                                                          67,624
                                                                        --------
TOTAL BOTSWANA (cost $770,885)                                           860,687
                                                                        --------
SOUTH AFRICA - 79.27%

BEVERAGES & HOTELS - 2.69%
    The South African Breweries Ltd.                       74,382      2,231,539
                                                                       ---------

BUILDING & CONSTRUCTION - 1.77%
   LTA Ltd.                                              200,000       1,470,745
                                                                       ---------
CHEMICALS & OIL - 4.63%
   Chemical Services Ltd.                                145,000         445,060
   Sasol Ltd.                                            254,889       3,395,622
                                                                       ---------
                                                                       3,840,682
                                                                      ---------
COMMERCIAL BANKS - 5.09%
   NBS Holdings Ltd.                                     150,659       3,219,347
   Nedcor Ltd.                                            51,232       1,004,656
                                                                       ---------
                                                                       4,224,003
                                                                       ---------

COMPUTERS - INTEGRATED SYSTEMS - 4.92%
   Dimension Data Holdings Ltd.                          350,000       1,488,330
   Persetel Holdings Ltd.                                380,000       2,591,922
                                                                       ---------
                                                                       4,080,252
                                                                       ---------

DIAMOND MINING - 2.88%
   De Beers Consolidated Mines Ltd.                       75,000       2,389,961
                                                                       ---------

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT PORTFOLIO (UNAUDITED) (continued)
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE
DESCRIPTION                                              SHARES            US $
-----------                                              ------            ----
SOUTH AFRICA (continued)

DIVERSIFIED MINERALS - 3.76%
   Billiton PLC*                                         607,500       2,343,760
   Gencor Ltd. (Letter of Entitlement)(a)                202,500         776,937
                                                                       ---------
                                                                       3,120,697
                                                                       ---------
DIVERSIFIED OPERATIONS - 1.60%
   Lonrho PLC                                            670,000       1,322,434
                                                                       ---------
FINANCE & BANKING - 9.54%

  Coronation Holdings Ltd. Class N*                      137,500       2,286,049
  Genbel Securities Ltd.                                  75,000         975,168
  Investec Group Ltd.                                     62,900       2,289,284
  RMB Holdings Ltd.                                      843,700       2,364,842
                                                                       ---------
                                                                       7,915,343
                                                                       ---------
FOOD - 7.77%
  The Bidvest Group Ltd.                                 356,643       2,835,508
  The Tongaat-Hulett Group Ltd.                          163,706       2,477,486
  Tiger Oats Ltd.                                         75,800       1,130,982
                                                                       ---------
                                                                       6,443,976

FURNITURE & HOUSEHOLDS - 6.08%
  JD Group Ltd.                                          355,890       2,522,294
  Protea Furnishers Ltd.                                 4,520,000     2,524,225
                                                                       ---------
                                                                       5,046,519
                                                                       ---------
GLASS PRODUCTS - 1.85%
   Plate Glass and Shatterprufe Industries Ltd.           55,856       1,535,846
                                                                       ---------
GOLD MINING - 3.10%
   Consolidated Mining Corp. Ltd.                        10,600,000      971,544
   NK Properties                                          1,338,278      927,082
   Western Areas Gold Mining Co. Ltd.                        80,000      669,295
                                                                       ---------
                                                                       2,567,921
                                                                       ---------

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT PORTFOLIO (UNAUDITED) (continued)
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE
DESCRIPTION                                              SHARES            US $
-----------                                              ------            ----
SOUTH AFRICA (continued)

INSURANCE - 7.78%
   Capital Alliance Holdings Ltd.                       261,962       1,717,006
   Fedsure Holdings Ltd.                                185,000       2,080,092
   Liberty Life Association of Africa Ltd.               86,278       2,657,395
                                                                      ---------
                                                                      6,454,493
                                                                      ---------

MEDIA - 0.69%
   Sasani Ltd.                                          3,000,000       569,114
                                                                      ---------
MINING HOUSES - 2.51%
   Anglo American Corporation of South Africa Ltd.       40,000       2,080,358
                                                                      ---------

PAPER & PACKAGING - 1.04%
   Sappi Ltd.                                            93,000         860,322
                                                                      ---------

RETAIL - CONVENIENCE STORES - 1.89%
   Metro Cash & Carry Ltd.                              1,566,406     1,569,245
                                                                      ---------

RETAIL - MISCELLANEOUS/DIVERSIFIED - 1.95%
   Mathomo Group Ltd.*                                  1,390,000     1,614,729
                                                                      ---------

STORES - 4.46%
   Pepkor Ltd.                                          305,001       2,080,365
   Specialty Stores Ltd.                                517,254         463,064
   Specialty Stores Ltd. Class N                        1,307,486     1,156,574
                                                                      ---------
                                                                      3,700,003
                                                                      ---------
TOBACCO - 3.27%

   Rembrandt Group Ltd.                                 280,500       2,714,420
                                                                      ---------

TOTAL SOUTH AFRICA (cost $52,214,992)                                65,752,602
                                                                     ----------

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT PORTFOLIO (UNAUDITED) (continued)
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE
DESCRIPTION                                              SHARES            US $
-----------                                              ------            ----

ZIMBABWE - 7.68%

BEVERAGES & HOTELS - 2.09%
   Delta Corp. Ltd.*                                    1,131,653     1,735,534
                                                                      ---------
BUILDINGS & CONSTRUCTION - 1.94%
   Portland Holdings Ltd.                               700,000       1,613,241
                                                                      ---------

COMMERCIAL BANKS - 0.86%
   NMBZ Holdings Ltd.                                   250,000         712,340
                                                                      ---------

DIVERSIFIED OPERATIONS - 0.87%
   Trans Zambesi Industries                             340,000         323,000
   Trans Zambesi Industries ZDR*                        529,400         395,969
                                                                      ---------
                                                                        718,969
                                                                      ---------

HOTELS & MOTELS - 0.93%
   Zimbabwe Sun Ltd.*                                   1,800,000       769,327
                                                                      ---------

RETAIL - MISCELLANEOUS/DIVERSIFIED - 0.99%
   Meikles Africa Ltd.*                                 320,000         817,934
                                                                      ---------

TOTAL ZIMBABWE (cost $5,720,709)                                      6,367,345
                                                                      ---------

TOTAL COMMON STOCKS
   (cost $58,706,586)                                                 72,980,634
                                                                      ---------

                                                          PAR
                                                         (000)
                                                       ----------
DEBT OBLIGATION - 7.11%
   Republic of South Africa Bond,
   13.00%, 08/31/10  (cost $5,915,043)                  R 30,000      5,898,966
                                                                      ---------


                 See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT PORTFOLIO (UNAUDITED) (continued)
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE
DESCRIPTION                                               PAR              US $
-----------                                              ------            ----

SHORT-TERM INVESTMENT - 4.76%
REPURCHASE AGREEMENT - 4.76%

Repurchase Agreement dated 08/31/97 with
Bear,  Stearns & Co.  Inc.,  5.45%,  due
09/03/97,  collateralized  by $3,703,702
Federal  National  Mortgage  Association
2.675%  to  7.218%,   due   06/25/00  to
06/25/23;  and by $300,773  Federal Home
Loan  Mortgage  3.812%,   due  12/15/22;
total   value:   $4,001,475;   proceeds:
$3,953,114 (cost $3,950,722)                           US $ 3,951      3,950,722
                                                                      ----------
TOTAL INVESTMENTS - 99.86%                                            82,830,322
(cost $68,572,351) (b)

CASH AND OTHER ASSETS IN EXCESS
  OF LIABILITIES - 0.14%                                                114,284
                                                                      ----------

NET ASSETS - 100.00%                                                  82,944,606

*       Non income producing securities.
R       Republic of South Africa rand.
US $    United States dollars.
ZDR     Zimbabwe Depositary Receipts.
(a) The Fund will receive one share of Billiton PLC for each share of Gencor Ltd. that it holds. Such Letters of Entitlement are tradeable on the Johannesburg Stock Exchange and will convert on September 8, 1997 to shares of Billiton PLC.
(b) Aggregate cost for US federal income tax purposes is $68,572,351. The aggregate unrealized appreciation (depreciation) for all securities is as follows:

                                                           US $
                                                           ----
        Excess of market value over tax cost            17,784,725
        Excess of tax cost over market value            (3,526,754)
        Net unrealized appreciation                     14,257,971

                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------
AT AUGUST 31, 1997

                                                                         US $
ASSETS

   Investments, at value (cost $68,572,351) (Note 2)                82,830,322
   Cash (representing foreign currency holdings with a
           cost of $42,527 in an interest-bearing account) 42,526
   Receivables:
           Securities sold 2,111,667
           Interest                                                    442,120
           Dividends                                                   171,756
   Deferred organizational costs (Note 1)                               33,625
   Prepaid expenses                                                     31,328
                                                                    ----------
   TOTAL ASSETS                                                     85,663,344
                                                                    ----------

   LIABILITIES
   Payables:
           Investments purchased                                     2,370,973
           Investment advisory fees (Note 5)                           185,486
           Directors' fees 32,005
           Administration fee (Note 5)                                  10,858
           Other accrued expenses                                      119,416
                                                                    ----------
   TOTAL LIABILITIES                                                 2,718,738
                                                                    ----------
   NET ASSETS                                                       82,944,606
                                                                    ==========

   NET ASSETS CONSIST OF:
   Common stock, $0.001 par value (200,000,000 shares
           authorized; 4,519,311 shares issued
           and outstanding) (Note 8)                                     4,519
   Additional paid-in capital                                       61,322,362
   Undistributed net investment income                                 477,289
   Accumulated net realized gain on investments
           and foreign currency transactions                         6,888,508
   Net unrealized appreciation on investments, foreign
           currency holdings and other assets and liabilities
           denominated in foreign currencies                        14,251,928
                                                                    ----------
   NET ASSETS                                                       82,944,606
                                                                    ==========
NET ASSET VALUE PER SHARE
     ($82,944,606 / 4,519,311)                                          $18.35
                                                                       =======

THE NEW SOUTH AFRICA FUND INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED AUGUST 31, 1997

                                                                         US $
INVESTMENT INCOME
Dividends (net of foreign withholding taxes
 of $3,268) (Note 2)                                                  857,154
Interest                                                              457,258
                                                                    ----------
TOTAL INVESTMENT INCOME                                             1,314,412
                                                                    ---------

EXPENSES
Investment advisory fees (Note 5)                                     525,039
Administration fees (Note 5)                                           63,005
Custodian fees                                                         39,560
Legal fees                                                             37,128
Accounting fees                                                        37,003
Audit fees                                                             34,600
Directors' fees and expenses                                           23,304
Transfer agent fees and expenses                                       19,320
Insurance                                                              16,841
Reports and notices to shareholders                                    15,740
Amortization of organizational costs (Note 1)                          10,988
NYSE listing fees                                                       7,461
Miscellaneous                                                           7,134
                                                                    ----------
TOTAL EXPENSES                                                        837,123
                                                                    ----------

NET INVESTMENT INCOME                                                 477,289
                                                                    ----------

NET REALIZED AND UNREALIZED  GAIN/(LOSS) ON INVESTMENTS,  FOREIGN
CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN
FOREIGN CURRENCIES (Note 2)

NET REALIZED GAIN ON:
   Investments                                                      6,772,320
   Foreign currency transactions                                       92,317
                                                                    ----------
                                                                    6,864,637
                                                                    ----------

NET CHANGE IN UNREALIZED APPRECIATION ON:
    Investments                                                    (3,585,720)
    Foreign currency holdings and other assets and
     liabilities denominated in foreign currencies                   (175,902)
                                                                    ----------
                                                                   (3,761,622)
                                                                    ----------

NET  REALIZED AND UNREALIZED  GAIN ON INVESTMENTS,
     FOREIGN  CURRENCY  HOLDINGS  AND OTHER ASSETS
     AND   LIABILITIES   DENOMINATED   IN  FOREIGN
     CURRENCIES                                                      3,103,015
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                                              3,580,304
                                                                     =========


                 See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                  For the
                                              Six Months ended     For the
                                               August 31, 1997    Year ended
                                                (unaudited)    February 28, 1997
                                                    US $            US $
                                                    ----            ----

INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS
Net investment income                              477,289         771,986
                                                ----------      ----------
Net realized gain/(loss) on investments
   and foreign currency transactions              6,864,637        (630,421)
                                                ----------      ----------
Net change in unrealized appreciation on
  investments, foreign currency holdings
  and other assets and liabilities
  denominated in foreign currencies             (3,761,622)     (9,258,326)
                                                ----------      ----------
Net increase/(decrease) in net assets
  resulting from operations                      3,580,304      (9,116,761)
                                                ----------      ----------

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income                              --           (335,785)
                                                ----------      ----------

CAPITAL STOCK TRANSACTIONS
   Cost of shares repurchased                        --        (3,379,400)
                                                ----------      ----------
NET INCREASE/(DECREASE)

IN NET ASSETS                                    3,580,304     (12,831,946)
NET ASSETS:
Beginning of period                             79,364,302      92,196,248
                                                ----------      ----------

End of period (including undistributed net
   investment income of $477,289 for the
   six months ended August 31, 1997)            82,944,606      79,364,302
                                                ==========      ==========



                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                  FOR THE SIX                                           FOR THE PERIOD
                                                  MONTHS ENDED                                          MARCH 11, 1994*
                                                 AUGUST 31, 1997              FOR THE YEAR ENDED           THROUGH
                                                   (UNAUDITED)     FEBRUARY 28, 1997  FEBRUARY 29, 1996  FEBRUARY 28, 1995
                                                        US $              US $          US $                US $
                                                        ----              ----          ----                ----

Net asset value, beginning of period                    17.56             19.38         15.89               13.95**
Offering costs charged to additional
  paid-in capital                                         --                --            --                (0.19)
                                                       ------            ------        ------              ------
                                                        17.56             19.38         15.89               13.76
                                                       ------            ------        ------              ------

Net investment income                                    0.10              0.17+         0.33                0.39
Net realized and unrealized gain/(loss)
  on investments, foreign currency
  holdings and other assets and liabilities
  denominated in foreign currencies                      0.69             (2.12)+        3.96                2.51
                                                       ------            ------        ------              ------
Total from investment operations                         0.79             (1.95)         4.29                2.90
                                                       ------            ------        ------              ------
Dividends and distributions to
  shareholders from:
        Net investment income                             --              (0.07)        (0.33)              (0.39)
        In excess of net investment income                --                --          (0.42)              (0.32)
        Net realized gains on investments                 --                --          (0.05)              (0.06)
                                                       ------            ------        ------              ------
Total dividends and distributions to
  shareholders                                            --              (0.07)        (0.80)              (0.77)
                                                       ------            ------        ------              ------
Antidilutive impact due to shares
  of beneficial interest repurchased                      --               0.20           --                  --
                                                       ------            ------        ------              ------
NET ASSET VALUE, END OF PERIOD                          18.35             17.56         19.38               15.89
                                                       ======            ======        =======             =======
MARKET VALUE, END OF PERIOD                             15.38             14.00         15.38               13.38
                                                       ======            ======        =======             =======

TOTAL INVESTMENT RETURN BASED ON: (A)(B)
     Market value                                        9.82%            (8.43)%       20.38%               1.50%
     Net asset value                                     4.50%            (8.88)%       27.72%              22.25%

RATIOS/ SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                 82,945            79,364        92,196              75,605
RATIO OF EXPENSES TO AVERAGE NET
        ASSETS                                           1.99%++           2.35%         1.98%               2.10%++
RATIO OF NET INVESTMENT INCOME TO

        AVERAGE NET ASSETS                               1.14%++           1.01%         1.77%               2.61%++
PORTFOLIO TURNOVER RATE                                47.56%+++           9.92%        18.91%              10.88%+++
AVERAGE COMMISSION RATE PER SHARE (c)               $   0.0078        $   0.0084          --                  --

*       Commencement of operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share.
+       Based on average shares outstanding.
++      Annualized.
+++     Not annualized.
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect sales charges or brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(b) Total investment return for periods of less than one year are not annualized.
(c) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.

                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
AT AUGUST 31, 1997


1.      ORGANIZATION
        The New South Africa Fund Inc. (the "Fund") was incorporated in the State of Maryland on January 11, 1994 as a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended ( the "Investment Company Act"). Organizational costs of $109,346 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

2.      SIGNIFICANT ACCOUNTING POLICIES
        The following is a summary of significant accounting policies, which are generally accepted in the United States of America, followed by the Fund.

        i)  SECURITY VALUATION
            All securities for which the primary market is an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded on the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. US government securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their market value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

        ii) REPURCHASE AGREEMENTS
            The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the

THE NEW SOUTH AFRICA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

            underlying securities. The Investment Adviser monitors the continued creditworthiness of counterparties, subject to the supervision of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. In the event of default or bankruptcy of the counterparty, the Fund's realization of the value of the collateral may be delayed or limited.

       iii) TAXES
            It is the intention of the Fund to continue to qualify as a regulated investment company and to distribute, at least annually, substantially all of its net investment income and any net long-term capital gains in excess of net short-term capital losses. Accordingly, no provision for US federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a US federal excise tax. For US federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, but within the fiscal year are deemed to arise on the first day of the following fiscal year. For the fiscal year ended February 28, 1997, the Fund incurred and elected to defer foreign exchange losses of $36,497. The Republic of South Africa ("South Africa") does not impose a withholding tax on dividends paid by South African companies to the Fund. However, other income received by the Fund from sources within South Africa or Southern African regions may be subject to withholding and other taxes imposed by such countries.

        iv) Investment Transactions and Investment Income
            Investment transactions are accounted for on the trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income and other distributions are recorded on the ex-dividend date or as the Fund becomes aware of such dividends. The collectibility of income receivable from foreign securities is evaluated periodically and resulting allowance for uncollectible amounts, if any, are reflected currently in the determination of net investment income. At August 31, 1997, no such allowance was established.

THE NEW SOUTH AFRICA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

       v)   DISTRIBUTION OF INCOME AND GAINS
            The Fund intends to distribute to shareholders at least annually, substantially all of its net investment income and net realized capital gains. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

            The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with US federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their US federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for US federal income tax purposes, they are reported as distributions of paid-in capital.

        vi) FOREIGN CURRENCY TRANSLATION
            The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars at the 12 p.m. mid-market price of such currencies against US dollars as quoted by major New York banks as follows:

            - investments, other assets and liabilities; at the prevailing rates of exchange on the valuation date;

            - investment transactions and investment income and expenses: at the prevailing rates of exchange on the dates of such transactions.

            Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of equity-related securities sold during the period. Accordingly, realized and unrealized

THE NEW SOUTH AFRICA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------



            foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to US federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

            Net currency gains from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

            Net realized foreign exchange gains of $92,317 represent foreign exchange gains and losses from sales and maturities of debt securities, holdings of foreign currencies, transactions in forward foreign currency contracts, exchange gains or losses realized between the trade dates and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the US dollar equivalent of the amounts actually received.

3.      FORWARD CURRENCY CONTRACTS
        The Fund conducts any currency exchange transactions on a spot, i.e. cash basis at the rate prevailing in the currency exchange market. A forward currency contract typically involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. When the Fund enters into a forward contract or other currency obligation, the Fund's custodian or a sub-custodian will place cash or high grade debt securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the obligation. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to the contract. During the six months ended August 31, 1997, the Fund held no such contracts.

THE NEW SOUTH AFRICA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

4.      INVESTMENT TRANSACTIONS
        For the six months ended August 31, 1997, total purchases and sales of portfolio investments excluding short-term securities, were $41,120,391 and $35,743,687, respectively.

5.      INVESTMENT ADVISER AND ADMINISTRATOR
        i) Fleming International Asset Management Limited provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Investment Adviser is paid a monthly advisory fee at an annual rate of 1.25% of the Fund's aver age weekly net assets.

        ii) Bear Stearns Funds Management Inc. (the "Administrator"), an affiliate of Bear, Stearns & Co. Inc. ("Bear Stearns"), provides administrative services to the Fund under an Administration Agreement. The Administrator receives a fee that is computed weekly and paid quarterly at an annual rate of 0.15% of the Fund's average weekly net assets.

6.      TRANSACTIONS WITH AFFILIATES
        For the six months ended August 31, 1997, the Fund paid $118,936 in brokerage commissions to Fleming Martin Ltd., an affiliate of the Investment Adviser.

7.      CONCENTRATION OF RISK
        The South African and the Southern African regions securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in South Africa or Southern African regions may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of South Africa and the Southern African region securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. The Fund, subject to local investment limitation, may invest up to 10% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject

THE NEW SOUTH AFRICA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

        to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. At August 31, 1997, the Fund held no such securities.

        The Fund is permitted to engage in the trading of sovereign debt of South Africa or Southern African regions which involves a substantial degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund invests may be considered to have credit quality below investment grade as determined by US rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions. However, the Fund's investment in the government bond held at August 31, 1997 has been rated by US rating agencies as investment grade.

8.      CAPITAL STOCK
        The authorized capital stock of the Fund is 200,000,000 shares of common stock, $0.001 par value. Of the 4,519,311 shares outstanding at August 31, 1997, Robert Fleming Inc., an affiliate of the Investment Adviser, owned 7,169 shares. In addition to the issuance of common stock to Robert Fleming Inc., a public offering of the Fund's shares by a group of underwriters resulted in the issuance of 4,750,000 shares of the Fund's common stock.

        On February 29, 1996, the Board of Directors announced that it had given the Fund's investment adviser discretion to cause the Fund to repurchase up to 5% of the outstanding shares when the discount to net asset value exceeds 20%. During the quarter ended May 31, 1996, the Fund repurchased 5% or 237,858 of its outstanding shares.

        In addition, on February 20, 1997, the Board of Directors announced a second share repurchase program with identical terms to the initial program. Since the date of the announcement through August 31, 1997, the Fund has not made any such repurchases.

THE NEW SOUTH AFRICA FUND INC.
RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

On May 29, 1997, the annual meeting of the shareholders of The New South Africa Fund Inc. (the "Fund") was held and the following matters were voted upon:

(1)     To re-elect two directors to the Board of Directors of the Fund.

       NAME OF DIRECTOR       FOR       WITHHELD     NON-VOTES
       ----------------       ---       --------     ---------
       Iain O.S. Saunders   3,323,637    18,077      1,177,597
       Arthur Levy          3,330,765    10,949      1,177,597

In addition to the directors re-elected at the meeting, Anton Dirk Botha, Dr. Nthato H. Motlana, and Arnold Witkin continue to serve as directors of the Fund.

(2)     To  ratify  the  selection  of  Price   Waterhouse  LLP  as  independent
        accountants for the year ending February 28, 1998.

        FOR            AGAINST     ABSTAIN   NON-VOTES
        ---            -------     -------   ---------
        3,336,162       1,983       3,569    1,177,597

THE NEW SOUTH AFRICA FUND INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

1. Pursuant to The New South Africa Fund Inc. (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan") each shareholder
        ("Shareholder") holding shares of common stock in the Fund will automatically be a participant in the Plan, unless PNC Bank, National Association, the Plan agent (the "Plan Agent"), is otherwise instructed by the Shareholder, in writing, to have all distributions, net of any applicable US withholding tax, paid in cash. Shareholders who do not wish to participate in the Plan will receive all distributions in cash paid by check mailed directly to the Shareholder by the Plan Agent. The Plan Agent will act as agent for individual Shareholders and will open an account for each Shareholder under the Plan in the same name as her or his present shares of common stock are registered.

2. Whenever the directors of the Fund declare a capital gains distribution or an income dividend payable in shares of common stock or cash, participating Shareholders will take such distribution or dividend entirely in shares of common stock and the Plan Agent shall automatically receive such shares of common stock, including fractions, for the Shareholder's account, except in the circumstances described in paragraph 3 below.

3. Whenever the market price per share of common stock equals or exceeds net asset value per share on the date the event described in paragraph 2 above occurs, participants will be issued shares of common stock at net asset value or, if the net asset value is less than 95% of the market price on the date the shares of common stock are valued, then participants will be issued shares valued at 95% of the market price. If net asset value per share of the common stock at such time exceeds the market price of common stock on the date such shares are valued, the Plan Agent, as agent for the participants, will buy shares of common stock on the open market, on the New York Stock Exchange (the "Exchange") or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues remain-

THE NEW SOUTH AFRICA FUND INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------



        ing shares. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the participants, buy shares of common stock in the open market, on the Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

4. Participants in the Plan may make additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in shares of common stock. The Plan Agent will use all funds received from participants to purchase shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. Voluntary cash payments should be received by the Plan Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

5. For all purposes of the Plan: (a) the market price of Fund shares of common stock on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date, (b) the date shares of common stock are valued is the dividend or distribution payment date or, if that date is not an Exchange trading day, the next preceding trading date and (c) net asset value per share of common stock or a particular date shall be as determined by or on behalf of the Fund.

6. The open-market purchases provided for above may be made on any securities exchange where the shares of common stock of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Funds held by the Plan Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares of common stock within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the shares of common stock of the Fund acquired for Shareholders' accounts.

7. The Plan Agent will hold shares of common stock acquired pursuant to the Plan in noncertificated form in the participant's name. The Plan Agent will forward to the Shareholders any proxy solicitation material and will vote any shares of common stock so held for each of the Shareholders only in accordance with the proxy returned by her or him to the Fund. In the case of Shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners of such shares, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by such Shareholders as representing the total amount registered in the name of such Shareholders and held for the account of beneficial owners who participate in the Plan. Upon a Shareholder's written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates for the full shares of common stock.

8. The Plan Agent will confirm in writing each acquisition made for the account of a Shareholder as soon as practicable, but not later than 60 days after the date thereof. Although a Shareholder may from time to time have an undivided fractional interest (computed to three decimal places) in a share of common stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares of common stock will be credited to such Shareholder's account. In the event of termination of a Shareholder's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the shares of common stock at the time of termination.

9. Any stock dividends or split shares distributed by the Fund on shares of common stock held by the Plan Agent for a Shareholder will be credited to such Shareholder's account. In the event that the Fund makes available to Shareholders rights to purchase additional shares of common stock or other securities, the Plan Agent will sell such rights and apply the proceeds of the sale to the purchase of additional shares of common stock of the Fund for the account of such Shareholders.

10. The Shareholders each will be charged a pro rata share of brokerage commissions on all open market purchases.

11. Each Shareholder may terminate her or his account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than 10 days prior to

THE NEW SOUTH AFRICA FUND INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
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        any dividend or  distribution  record date;  otherwise such  termination
        will  be  effective,   with  respect  to  any  subsequent   dividend  or
        distributions,   on  the  first   trading  day  after  the  dividend  or
        distribution paid for such record date shall have been credited to the Shareholder's account. The Plan may be terminated by the Plan Agent or the Fund as applied to any voluntary cash payments made and any dividend or distributions paid subsequent to notice of the terminations in writing mailed to the Shareholders at least 30 days prior to the relevant semi-annual voluntary payment date or to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Plan Agent will cause a certificate or certificates for the full shares held for each Shareholder under the Plan and cash adjustment for any fraction to be delivered to her or him.

12. These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholders appropriate written notice at least 30 days prior to be effective date thereof. The amendment or supplement shall be deemed to be accepted by a Shareholder unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of such Shareholder's account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for Shareholders' accounts, all dividends and distributions payable on the share of common stock held in the Shareholders' name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

13. The Plan Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under its Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due errors unless such error is caused by its negligence, bad faith or willful misconduct or that of its employees.

14. All correspondence concerning the Plan should be directed to the Plan Agent, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 or by telephone at 1-800-852-4750.

This report, including the financial statements herein, is transmitted to the shareholders of The New South Africa Fund Inc. for their information. The financial information included herein is taken from the records of the Fund without audit by the Fund's independent accountants who do not express an opinion thereon. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Johannesburg Stock Exchange All Share Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the US dollar/rand exchange rate.

                                      NSA
                                     Listed
                                      NYSE
                            New York Stock Exchange

                       Bear Stearns Funds Management Inc.
                Administrator for The New South Africa Fund Inc.
                                245 Park Avenue
                               New York, NY 10167
                            Telephone (212) 272-2479